UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2011

Tornier N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

Fred Roeskestraat 123 1076 EE Amsterdam, The Netherlands	None
(Address of Principal Executive Offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)            On July 27, 2011, Tornier N.V.’s French operating subsidiary made payments under the subsidiary’s incentive compensation scheme to its employees, including Stéphan Epinette, Tornier’s Vice President, International Commercial Operations.  The incentive compensation scheme enables Tornier’s French operating subsidiary to provide its employees with a form of compensation that is efficient with respect to income tax and mandated social contributions in France, insofar as the payments made under the incentive compensation scheme, which receives preferential tax treatment, are exempted from social security contributions. Pursuant to the incentive compensation scheme, employees may receive an annual incentive payment equal to a specified percentage of base salary, up to certain statutory limits.  As of the filing of Tornier’s definitive proxy statement for its 2011 Annual General Meeting of Shareholders (filed with the Securities and Exchange Commission on May 6, 2011), the amount payable to Mr. Epinette pursuant to the French incentive compensation scheme was not calculable; and, therefore, was omitted from the “non-equity incentive plan compensation” column of the Summary Compensation Table in Tornier’s definitive proxy statement.  Pursuant to Item 5.02(f) of Form 8-K, the non-equity incentive plan compensation, as recalculated to include the value of the amount paid to Mr. Epinette on July 27, 2011 pursuant to Tornier’s French incentive compensation scheme, together with the other compensation previously reported, and the new total compensation amount, for Mr. Epinette are set forth below.  Apart from the non-equity incentive plan compensation and total compensation columns, the amounts reflected for Mr. Epinette in the Summary Compensation Table have not changed.  No other named executive officer of Tornier received a payment under Tornier’s French incentive compensation scheme; and, accordingly, the compensation previously reported in Tornier’s definitive proxy statement for such named executive officers also remains unchanged.

Name and principal position	Year	Salary ($)	Option awards(1)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Stéphan Epinette(1) Vice President, International Commercial Operations	2010	278,171	365,450	92,843	95,847	832,311

(1)          Mr. Epinette’s cash compensation was paid in Euro. The foreign currency exchange rate of 1.3278 U.S. dollars for 1 Euro, which reflects an average conversion rate for 2010, was used to calculate Mr. Epinette’s base salary and, unless otherwise provided, all other compensation amounts for 2010. The foreign currency exchange rate of 1.3667 U.S. dollars for 1 Euro, the spot conversion rate on February 22, 2011, was used to calculate his annual incentive bonus, which was paid in February 2011. The foreign currency exchange rate of 1.4367 U.S. dollars for 1 Euro, the spot conversion rate on July 27, 2011, was used to calculate his bonus payable pursuant to the French incentive compensation scheme, which was paid on July 27, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2011	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

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